As filed with the Securities and Exchange Commission on December 19, 1997
                                                 Registration No. 333-40065


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ---------------

                 POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-4
                         REGISTRATION STATEMENT ON
                      FORM S-8 REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933

                         AMERUS LIFE HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

                                    IOWA
                          (State of incorporation)

                                 42-1459712
                    (I.R.S. employer identification no.)

                 699 WALNUT STREET, DES MOINES, IOWA 50309
            (Address of principal executive offices) (Zip code)

      AmVestors Financial Corporation 1996 Incentive Stock Option Plan AmVestors Financial Corporation 1989 Non-Qualified Stock Option Plan
                          (Full Title of the Plan)

                          JOSEPH K. HAGGERTY, ESQ.
                              GENERAL COUNSEL
                         AMERUS LIFE HOLDINGS, INC.
                             699 WALNUT STREET
                           DES MOINES, IOWA 50309
                  (Name and address of agent for service)

                               (515) 362-3600
       (Telephone number, including area code, of agent for service)


This Post-Effective Amendment No. 2 to Registration No. 333-40065 on Form S-4 covers up to 973,983 shares of the Registrant's Class A Common Stock, no par value, originally registered on the Registration Statement on Form S-4 to which this is an amendment. The registration fees in respect of such shares of Common Stock were paid at the time of the original filing of the Registration Statement on Form S-4.


                                  PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The following documents filed with the Securities and Exchange Commission (the "Commission") by the registrant, AmerUs Life Holdings, Inc., an Iowa corporation (the "Registrant"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

        1. The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996;

        2. The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

        3. The Registrant's Current Reports on Form 8-K filed October 8, 1997 and November 7, 1997;

        4. The description of the Registrant's Class A Common Stock, no par value, which is contained in the Registration Statement on Form 8-A filed by the Registrant with the Commission on January 3, 1997, including any subsequent amendment or any report filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.


ITEM 4.   DESCRIPTION OF SECURITIES

        Not Applicable.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

        Certain legal matters with respect to the offering of the shares of Common Stock registered hereby have been passed upon by Joseph K. Haggerty, Senior Vice President and General Counsel of the Registrant. Mr. Haggerty owns 3,000 shares of AmerUs Class A Common Stock. He participates in the Registrant's Stock Incentive Plan.


ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

        SECTION 851 OF THE IOWA BUSINESS CORPORATION ACT ("IBCA") PROVIDES THAT A CORPORATION HAS THE POWER TO INDEMNIFY ITS DIRECTORS AGAINST LIABILITIES AND EXPENSES INCURRED BY REASON OF SUCH PERSON SERVING IN THE CAPACITY OF DIRECTOR OR OFFICER, IF SUCH PERSON HAS ACTED IN GOOD FAITH AND IN A MANNER REASONABLY BELIEVED BY THE INDIVIDUAL TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND IN ANY CRIMINAL PROCEEDING IF SUCH PERSON HAD NO REASONABLE CAUSE TO BELIEVE THE INDIVIDUAL'S CONDUCT WAS UNLAWFUL. THE FOREGOING INDEMNITY PROVISIONS NOTWITHSTANDING, IN THE CASE OF ACTIONS BROUGHT BY OR IN THE RIGHT OF THE CORPORATION, NO INDEMNIFICATION SHALL BE MADE TO SUCH DIRECTOR WITH RESPECT TO ANY MATTER AS TO WHICH SUCH INDIVIDUAL HAS BEEN ADJUDGED TO BE LIABLE TO THE CORPORATION UNLESS, AND ONLY TO THE EXTENT THAT, A COURT DETERMINES THAT INDEMNIFICATION IS PROPER UNDER THE CIRCUMSTANCES. INDEMNIFICATION, WHERE PROPER, IS LIMITED TO REASONABLE EXPENSES INCURRED IN CONNECTION WITH SUCH PROCEEDINGS.

        SECTION 852 OF THE IBCA PROVIDES THAT, UNLESS LIMITED BY ITS ARTICLES OF INCORPORATION, A CORPORATION MUST INDEMNIFY A DIRECTOR WHO SUCCESSFULLY DEFENDS HIMSELF IN A PROCEEDING TO WHICH THE DIRECTOR WAS A PARTY BY NATURE OF THE DIRECTOR'S ROLE AS DIRECTOR.

        SECTION 853 OF THE IBCA PROVIDES THAT A CORPORATION MAY PAY FOR OR REIMBURSE THE REASONABLE EXPENSES INCURRED BY A DIRECTOR WHO IS A PARTY TO PROCEEDING PRIOR TO FINAL DISPOSITION WHERE (1) THE DIRECTOR SUPPLIES THE CORPORATION WITH WRITTEN AFFIRMATION THAT THE DIRECTOR HAS ACTED IN GOOD FAITH PURSUANT TO SECTION 851, (2) THE DIRECTOR AGREES, IN WRITING, TO REPAY THE ADVANCE IF IT IS DETERMINED THAT THE DIRECTOR DID NOT MEET THE REQUIRED STANDARD OF CONDUCT, AND (3) THE FACTS KNOWN AT THE TIME OF REIMBURSEMENT WOULD NOT PRECLUDE INDEMNIFICATION.

        SECTION 854 OF THE IBCA SPECIFIES, WHERE A CORPORATION'S ARTICLES OF INCORPORATION DO NOT PROVIDE OTHERWISE, THE MANNER IN WHICH A DIRECTOR MAY APPLY FOR INDEMNIFICATION TO THE COURT CONDUCTING THE PROCEEDING.

        SECTION 855 OF THE IBCA SPECIFIES THE PROCESS THAT A CORPORATION MUST USE IN DETERMINING WHETHER INDEMNIFICATION OF A DIRECTOR IS
PERMISSIBLE BECAUSE THE DIRECTOR HAS MET THE STANDARD OF CONDUCT REQUIRED BY SECTION 851.

        SECTION 856 OF THE IBCA PROVIDES THAT, UNLESS A CORPORATION'S ARTICLES OF INCORPORATION PROVIDE OTHERWISE, AN OFFICER OF A CORPORATION WHO IS NOT A DIRECTOR IS ENTITLED TO INDEMNIFICATION TO THE SAME EXTENT AS A DIRECTOR.

        SECTION 857 OF THE IBCA AUTHORIZES THE PURCHASE AND MAINTENANCE OF INSURANCE TO INDEMNIFY AN INDIVIDUAL WHO IS OR WAS A DIRECTOR,
OFFICER, EMPLOYEE, OR AGENT OF THE CORPORATION.

        ARTICLE VIII OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE REGISTRANT (THE "ARTICLES") PROVIDES IN PART THAT THE REGISTRANT SHALL INDEMNIFY ITS DIRECTORS TO THE FULLEST EXTENT POSSIBLE UNDER THE IBCA, AND THE REGISTRANT'S BYLAWS EXTEND THE SAME INDEMNITY TO ITS OFFICERS. THE ARTICLES ALSO PROVIDE THAT NO DIRECTORS SHALL BE LIABLE TO THE REGISTRANT OR ITS SHAREHOLDERS FOR MONETARY DAMAGES FOR BREACH OF THE INDIVIDUAL'S FIDUCIARY DUTY AS A DIRECTOR, EXCEPT FOR LIABILITY (I) FOR ANY BREACH OF THE DIRECTOR'S DUTY OF LOYALTY TO THE REGISTRANT OR ITS SHAREHOLDERS, (II) FOR ACTS OR OMISSIONS NOT IN GOOD FAITH OR WHICH INVOLVE INTENTIONAL MISCONDUCT OR A KNOWING VIOLATION OF LAW, (III) FOR ANY TRANSACTION IN WHICH THE DIRECTOR DERIVED AN IMPROPER PERSONAL BENEFIT, OR (IV) UNDER THE IBCA PROVISIONS RELATING TO IMPROPER DISTRIBUTIONS.

        THE REGISTRANT MAINTAINS A DIRECTORS' AND OFFICERS' LIABILITY INSURANCE POLICY TO INSURE AGAINST LOSSES ARISING FROM CLAIMS MADE AGAINST ITS DIRECTORS AND OFFICERS, SUBJECT TO THE LIMITATIONS AND CONDITIONS AS SET FORTH IN THE POLICIES. IN ADDITION, THE REGISTRANT HAS ENTERED INTO INDEMNIFICATION AGREEMENTS WITH ITS DIRECTORS AND CERTAIN OF ITS EXECUTIVE OFFICERS PROVIDING FOR THE INDEMNIFICATION OF SUCH PERSONS AS PERMITTED BY THE ARTICLES AND IOWA LAW.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

        Not Applicable


ITEM 8.   EXHIBITS.

        4.1 Amended and Restated Articles of Incorporation of the Registrant, filed as Exhibit 3.5 to the Registrant's registration statement on Form S-1 (No. 333-12239), are hereby incorporated by reference.

        4.2 By-laws of the Registrant, filed as Exhibit 3.2 to the Registrant's registration statement on Form S-1 (No. 333-12239), are hereby incorporated by reference.

        5.1 Opinion of Joseph K. Haggerty, Esq., Senior Vice President and General Counsel of the Registrant, regarding the legality of the securities being registered.*

        23.1 Consent of KPMG PEAT MARWICK LLP, independent auditors.

        23.2   Consent of Joseph K. Haggerty (included in Exhibit 5.1).*

        24.1   Power of Attorney*

* Previously filed.


ITEM 9.   UNDERTAKINGS.

(A)     THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES:

        (1) TO FILE, DURING ANY PERIOD IN WHICH OFFERS OR SALES ARE BEING MADE, A POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT:

               (i) TO INCLUDE ANY PROSPECTUS REQUIRED BY SECTION 10(A)(3) OF THE SECURITIES ACT OF 1933.

               (ii) TO REFLECT IN THE PROSPECTUS ANY FACTS OR EVENTS ARISING AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT (OR THE MOST RECENT POST-EFFECTIVE AMENDMENT THEREOF) WHICH, INDIVIDUALLY OR IN THE AGGREGATE, REPRESENT A FUNDAMENTAL CHANGE IN THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENT. NOTWITHSTANDING THE FOREGOING, ANY INCREASE OR DECREASE IN VOLUME OF SECURITIES OFFERED (IF THE TOTAL DOLLAR AMOUNT OF SECURITIES OFFERED WOULD NOT EXCEED THAT WHICH WAS REGISTERED) AND ANY DEVIATION FROM THE LOW OR HIGH AND OF THE ESTIMATED MAXIMUM OFFERING RANGE MAY BE REFLECTED IN THE FORM OF PROSPECTUS FILED WITH THE SEC PURSUANT TO RULE 424(B) IF, IN THE AGGREGATE, THE CHANGES IN VOLUME AND PRICE REPRESENT NO MORE THAN A 20 PERCENT CHANGE IN THE MAXIMUM AGGREGATE OFFERING PRICE SET FORTH IN THE "CALCULATION OF REGISTRATION FEE" TABLE IN THE EFFECTIVE REGISTRATION STATEMENT.

               (iii) TO INCLUDE ANY MATERIAL INFORMATION WITH RESPECT TO THE PLAN OF DISTRIBUTION NOT PREVIOUSLY DISCLOSED IN THE REGISTRATION STATEMENT OR ANY MATERIAL CHANGE TO SUCH INFORMATION IN THE REGISTRATION STATEMENT.

        (2) THAT, FOR THE PURPOSE OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, EACH SUCH POST-EFFECTIVE AMENDMENT SHALL BE DEEMED TO BE A NEW REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED THEREIN,AND THE OFFERING OF SUCH SECURITIES AT THAT TIME SHALL BE DEEMED TO BE THE INITIAL BONA FIDE OFFERING THEREOF.

        (3) TO REMOVE FROM REGISTRATION BY MEANS OF A POST-EFFECTIVE AMENDMENT ANY OF THE SECURITIES BEING REGISTERED WHICH REMAIN UNSOLD AT THE TERMINATION OF THE OFFERING.

(b) THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES THAT, FOR PURPOSES OF DETERMINING ANY LIABILITY UNDER THE SECURITIES ACT OF 1933, EACH FILING OF THE REGISTRANT'S ANNUAL REPORT PURSUANT TO SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 (AND, WHERE APPLICABLE, EACH FILING OF AN EMPLOYEE BENEFIT PLAN'S ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934) THAT IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT SHALL BE DEEMED TO BE A NEW REGISTRATION STATEMENT RELATING TO THE SECURITIES OFFERED THEREIN, AND THE OFFERING OF SUCH SECURITIES AT THAT TIME SHALL BE DEEMED TO BE THE INITIAL BONA FIDE OFFERING THEREOF.

(c) INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE REGISTRANT PURSUANT TO THE FOREGOING PROVISIONS, OR OTHERWISE, THE REGISTRANT HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT AND IS, THEREFORE, UNENFORCEABLE. IN THE EVENT THAT A CLAIM FOR INDEMNIFICATION AGAINST SUCH LIABILITIES (OTHER THAN THE PAYMENT BY THE REGISTRANT OF EXPENSES INCURRED OR PAID BY A DIRECTOR, OFFICER OR CONTROLLING PERSON OF THE REGISTRANT IN THE SUCCESSFUL DEFENSE OF ANY ACTION, SUIT OR PROCEEDING) IS ASSERTED BY SUCH DIRECTOR, OFFICER OR CONTROLLING PERSON IN CONNECTION WITH THE SECURITIES BEING REGISTERED, THE REGISTRANT WILL, UNLESS IN THE OPINION OF ITS COUNSEL THE MATTER HAS BEEN SETTLED BY CONTROLLING PRECEDENT, SUBMIT TO A COURT OF APPROPRIATE JURISDICTION THE QUESTION WHETHER SUCH INDEMNIFICATION BY IT IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE SECURITIES ACT AND WILL BE GOVERNED BY THE FINAL ADJUDICATION OF SUCH ISSUE.


                                 SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on December 19, 1997.

                                    AMERUS LIFE HOLDINGS, INC.


                                    By:    /s/ Roger K. Brooks
                                         ____________________________
                                          Roger K. Brooks
                                          Chairman, President and Chief
                                          Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                NAME                                TITLE                         DATE

        /s/ Roger K. Brooks
        _________________________
          Roger K. Brooks               Chairman, President and Chief           December 19, 1997
                                         Executive Officer (principal
                                         executive officer) and Director

       /s/ Michael E. Sproule
        _________________________
         Michael E. Sproule              Executive Vice President and           December 19, 1997
                                          Chief Financial Officer (principal
                                          financial officer)

       /s/ Michael G. Fraizer
       __________________________
         Michael G. Fraizer              Senior Vice President and              December 19, 1997
                                          Controller/ Treasurer (principal
                                          accounting officer)

          John R. Albers*
       __________________________
          John R. Albers                 Director                               December 19, 1997

         Malcolm Candlish*
       __________________________
          Malcolm Candlish               Director                               December 19, 1997

        Maureen M. Culhane*
       ___________________________
         Maureen M. Culhane              Director                               December 19, 1997

         Thomas F. Gaffney*
       ___________________________
         Thomas F. Gaffney               Director                               December 19, 1997

          Ilene B. Jacobs*
       ___________________________
          Ilene B. Jacobs                Director                               December 19, 1997

          Sam C. Kalainov*
        ___________________________
          Sam C. Kalainov                Director                               December 19, 1997

        John W. Norris, Jr.*
        ___________________________
        John W. Norris, Jr.              Director                               December 19, 1997

          Jack C. Pester*
        ____________________________
          Jack C. Pester                 Director                               December 19, 1997

           John A. Wing*
        ____________________________
           John A. Wing                  Director                               December 19, 1997

*  Executed pursuant to a power of attorney by Joseph K. Haggerty


                               EXHIBIT INDEX


   Exhibit No.           Description of Exhibit

       4.1         Amended and Restated Articles of
                   Incorporation of the Registrant, filed as
                   Exhibit 3.5 to the Registrant's
                   registration statement on Form S-1 (No.
                   333-12239), are hereby incorporated by
                   reference.

       4.2         By-laws of the Registrant, filed as
                   Exhibit 3.2 to the Registrant's
                   registration statement on Form S-1 (No.
                   333-12239), are hereby incorporated by
                   reference.

       5.1         Opinion of Joseph K. Haggerty, Senior
                   Vice President and General Counsel of the
                   Registrant, regarding the legality of the securities being registered.*

       23.1        Consent of KPMG Peat Marwick LLP, independent auditors.

       23.2        Consent of Joseph K. Haggerty (included in Exhibit 5.1).*

       24.1        Power of Attorney.*


*  Previously filed.